--------------------------------------------------------------------------------
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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PDK LABS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 PDK LABS INC.
                               145 RICEFIELD LANE
                           HAUPPAUGE, NEW YORK 11788
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 1997
                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the 'Annual Meeting') of PDK Labs Inc. (the 'Company') has been called for and will be held at 3:00 P.M., Eastern Daylight Savings Time, on August 1, 1997, at Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 for the following purposes:

          1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

          2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP to serve as the independent certified public accountants for the current fiscal year; and

          3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on June 10, 1997 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 145 Ricefield Lane, Hauppauge, New York 11788, for ten days prior to August 1, 1997.

                                            By Order of the Board of Directors

                                                   Michael B. Krasnoff
                                                        President

Dated: June 10, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 PDK LABS INC.
                                PROXY STATEMENT
                                    GENERAL

     This proxy statement is furnished by the Board of Directors of PDK Labs Inc., a New York corporation (the 'Company'), with offices located at 145 Ricefield Lane, Hauppauge, New York 11788, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company (the 'Annual Meeting') to be held on August 1, 1997, and at any adjournments thereof. This proxy statement will be mailed to stockholders beginning approximately June 17, 1997. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     At the Annual Meeting, Stockholders will be asked to approve and consent to:

          1. To elect a Board of Directors consisting of five (5) directors to hold office until the next Annual Meeting and until their successors shall have been elected and qualified;

          2. To ratify the appointment by the Board of Directors of Holtz Rubenstein & Co., LLP, to serve as the independent certified public accountants for the current fiscal year; and

          3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Under the Certificate of Incorporation of the Company and under the New York Business Corporation Law the affirmative vote of a majority of the votes represented by shares of Common Stock present or represented at the Annual Meeting is required for the election of the directors and the ratification of Holtz Rubenstein & Co., LLP. Unless instructions to the contrary are indicated, proxies will be voted 'FOR' the election of five (5) directors and; 'FOR' the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the independent certified public accountants of the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR ENDED NOVEMBER 30, 1996 (THE 'FORM 10-KSB'), WHICH CONTAINS FINANCIAL STATEMENTS AUDITED BY THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, ACCOMPANIES THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

     The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment.


     The cost of preparing, assembling and mailing this notice of Annual Meeting, proxy statement, the enclosed Form 10-KSB and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, for no additional renumeration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on June 10, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Annual Meeting, and each holder of record will be entitled to one vote for each share held, with no shares having cumulative voting rights.

     As of the Record Date, there were 3,191,986 shares of Common Stock issued and outstanding, all of which (except for 188,000 shares held in the Company's treasury) are entitled to one (1) vote per share at the Annual Meeting. As of the Record Date, there were 739,555 shares of Series A Preferred Stock outstanding, none of which are entitled to vote at the Annual Meeting. Holders of the Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares of Common Stock present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

     Management of the Company knows of no business other than those matters specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth certain information, as of June 10, 1997 with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group:


                                                                                            APPROXIMATE
                                                                    AMOUNT AND NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP    OF CLASS(3)
-----------------------------------------------------------------   --------------------    -----------
Perry D. Krape...................................................           205,488              6.8%
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Michael B. Krasnoff..............................................           950,000(1)          31.6
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Ira Helman.......................................................               -0-              -0-
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Hartley T. Bernstein, Esq........................................           100,000(2)           3.3
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Stanley K. Krasnoff..............................................               -0-              -0-
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

                                                                                            APPROXIMATE
                                                                    AMOUNT AND NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP    OF CLASS(3)
-----------------------------------------------------------------   --------------------    -----------
Robin Marks-Kaufman..............................................               -0-              -0-
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Reginald Spinello................................................           200,000              6.6
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Karine Hollander.................................................            50,000              1.7
c/o PDK Labs Inc.
145 Ricefield Lane
Hauppauge, NY 11788

Dune Holdings, Inc...............................................           200,000              6.6
132 Dune Road
Westhampton Beach, NY 11978

All officers and directors as a group (6 persons)................         1,100,000(3)          36.6

------------------
(1) Includes (i) 400,000 shares of common stock issued in accordance with the October 1995 Employment Agreement, (ii) 200,000 shares of common stock owned by Reginald Spinello, (iii) 200,000 shares of common stock owned by Dune Holdings, Inc., (iv) 50,000 shares of common stock owned by Karine Hollander and (v) 100,000 shares of common stock owned by Michael Lulkin. All of the Spinello, Dune, Hollander and Lulkin shares of common stock are subject to a ten (10) year voting trust held by the Company's Chief Executive Officer, Mr. Krasnoff.

(2) Includes 100,000 shares of common stock owned by Bernstein & Wasserman, LLP, a law firm which Mr. Bernstein is a partner.

(3) Includes shares beneficially owned by Michael Krasnoff, Ira Helman, Stanley Krasnoff, Reginald Spinello, Hartley Bernstein, Robin Marks-Kaufman and Karine Hollander. Dune is not an officer or director of the Company.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

GENERAL

     The Board of Directors consisted of five (5) persons as of the fiscal year ended November 30, 1996 ('Fiscal 1996'). The directors are elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Messrs. Michael B. Krasnoff, Ira Helman, Stanley Krasnoff and Hartley T. Bernstein and Ms. Robin Marks-Kaufman who are all members of the existing Board, are the nominees for election to the Board of Directors.

     Unless otherwise directed by the stockholder giving the proxy, the proxies in the accompanying form will be voted 'FOR' the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for managing the operations of the Company but are not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial presentations made at Board meetings. The Board of Directors held twelve (12) meetings (or executed consents in lieu thereof) in Fiscal 1996, and all of the directors attended all of the meetings of the Board. The Board of Directors has no standing committees.

     The following table sets forth certain information regarding the director nominees.

NAME                                                    AGE                         POSITION
-----------------------------------------------------   ---   -----------------------------------------------------
Michael B. Krasnoff..................................   42    Chairman of the Board, President, Chief Executive
                                                              Officer and Secretary

Stanley Krasnoff(1)..................................   69    Director

Ira Helman...........................................   65    Director

Hartley T. Bernstein.................................   45    Director and Assistant Secretary

Robin Marks-Kaufman..................................   43    Director

------------------
(1) Stanley Krasnoff is the father of Michael Krasnoff, President, Chief Executive Officer and Secretary of the Company.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Outside directors shall receive Ten Thousand Dollars ($10,000) per year as compensation for their services. Directors who are also officers of the Company do not receive any compensation for serving on the Board of Directors. All Directors are reimbursed by the Company for any expenses incurred in attending Director's meetings.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     Michael B. Krasnoff has been the President and Chief Executive Officer of the Company since July 31, 1991. Mr. Krasnoff was the Chief Financial Officer of the Company from July 31, 1991 until March 2, 1997. Mr. Krasnoff had been Executive Vice President of the Company since July 1989, and has been a director since August 1, 1989. Mr. Krasnoff has been the Secretary of the Company since April 1, 1990. Mr. Krasnoff also serves as a director and officer of the Company's subsidiary Futurebiotics, Inc. Prior to joining the Company in 1988, Mr. Krasnoff was an independent financial and marketing consultant to the Company. From September 1982 to September 1988, Mr. Krasnoff was President and Chairman of the Board of M-D Natural Vitamins, Inc., a company which was engaged in the mail order and retail distribution of natural vitamins and food supplements. Mr. Krasnoff received a B.A. degree from State University of New York at Buffalo and an M.B.A. degree in Accounting and Finance from New York University Graduate School of Business Administration. Mr. Krasnoff will continue to devote substantially all of his business time to the Company.

     Stanley Krasnoff has served as a director of the Company since January 1991. He was a founder and Executive Vice President of Nature's Bounty, Inc. from 1961 through 1982. Since 1982, Mr. Krasnoff has been a private investor. Mr. Krasnoff is a graduate of the New York University School of Business Administration. Mr. Krasnoff is the father of Michael Krasnoff, who is a director of the Company and President, Chief Executive Officer and Secretary of PDK.

     Ira Helman has served as a director of the Company since August 1989. For the past 22 years, Mr. Helman has been an independent investor and financial consultant as well as a breeder and owner of harness horses. Mr. Helman currently serves as a financial consultant to National Raceline, Inc., a corporation which provides race results information. From 1967 to 1970 Mr. Helman was President and Chief Executive Officer of Cryplex Industries, Inc., a publicly traded company which manufactured electronic components. Mr. Helman was from 1957 to 1967 engaged in the practice of law in New York City specializing in real estate and professional sports related matters. Mr. Helman received his B.A. degree from Princeton University and his law degree from Brooklyn Law School.

     Hartley T. Bernstein has been a Director since September 1991 and is a member of the law firm of Bernstein & Wasserman specializing in corporate and securities law. He was associated with the firm of Parker Chapin Flattau & Klimpl from 1976-1977, served as an Assistant District Attorney for New York County from 1977-1979 and was associated with the law firm of Guggenheimer & Untermyer from 1979-1982. In 1982, Mr. Bernstein formed his own law practice which subsequently merged with his present firm. Mr. Bernstein also serves as a director of Compare Generiks, Inc. and the Company's subsidiary Futurebiotics, Inc. Mr. Bernstein is a member of the adjunct faculty of Yale Law School where he teaches a course in corporate negotiations and has served previously on the adjunct faculties of New York Law School and Mercy College. He is also an instructor at the National Institute of Trial Advocacy and a member of the Boards of Arbitration of the National Association of Securities Dealers and the New York Stock Exchange. Mr. Bernstein serves as a commentator on securities law matters on the nationally syndicated Business Radio Network and Money Radio. Mr. Bernstein graduated from Columbia University with a B.A. and received his J.D. from New York University School of Law.

     Ms. Marks-Kaufman is an assistant professor of psychology at Tufts University. Ms. Marks-Kaufman has a degree in biology from Cornell University and received her Ph.D. in psychology from Tufts University. She is on the faculty at the Institute of Human Nutrition at Columbia University where she conducted research on diet and metabolism, diet selection, and drug addition. She has published numerous scientific articles, and is co-editor of The Columbia University Encyclopedia of Nutrition.

     Karine Hollander has been the Company's Chief Financial Officer since March 3, 1997. She had been the Comptroller of the Company since September 1994. From 1989 until joining the Company Ms. Hollander was employed by the accounting firm of Holtz Rubenstein & Co., LLP. Ms Hollander received a B.A. degree in Accounting from Dowling College.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                            ----------------------------------
                                            ANNUAL COMPENSATION               AWARDS             PAYOUTS
                                    ------------------------------------    ----------     -------------------
                                                                (E)            (F)                                    (I)
                                                               OTHER        RESTRICTED       (G)         (H)          ALL
           (A)                        (C)          (D)         ANNUAL         STOCK        OPTIONS/     LTIP         OTHER
NAME AND PRINCIPAL          (B)      SALARY       BONUS     COMPENSATION      AWARDS         SARS      PAYOUTS    COMPENSATION
POSITION                    YEAR      ($)          ($)          ($)            ($)           (#)         ($)          ($)
--------------------------  ----    --------     --------   ------------    ----------     --------    -------    ------------
Michael Krasnoff, CEO.....  1996    $400,000     $250,000     $200,000(1)    $    -0-          -0-      $ -0-        $  -0-
                            1995    $400,000     $250,000     $125,000(1)    $650,000(2)       -0-      $ -0-        $  -0-
                            1994    $300,000     $200,000     $445,000(1)    $    -0-          -0-      $ -0-        $  -0-
Reginald Spinello, V.P. of
Operations................  1996    $200,000(3)  $150,000     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1995    $200,000(3)  $125,000     $ 75,000(1)    $325,000(5)       -0-      $ -0-        $  -0-
                            1994    $150,000(4)  $ 75,000     $    -0-       $    -0-          -0-      $ -0-        $  -0-

Karine Hollander, CFO.....  1996    $ 85,000     $    -0-     $    -0-       $    -0-          -0-      $ -0-        $  -0-
                            1995    $ 67,500     $ 25,000     $    -0-       $ 81,250(6)       -0-      $ -0-        $  -0-
                            1994    $ 13,000     $  2,500     $    -0-       $    -0-          -0-      $ -0-        $  -0-

------------------
(1) Represents reimbursements to pay taxes resulting from stock grants.

(2) Represents issuance of 400,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(3) Represents salary of $150,000 paid by the Company and $50,000 paid by its subsidiary.

(4) Represents salary of $100,000 paid by the Company and $50,000 paid by its subsidiary.

(5) Represents issuance of 200,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

(6) Represents issuance of 50,000 shares in accordance with October 1995 employment agreement. Shares were valued at $1.625 per share.

EMPLOYMENT AGREEMENTS

     On October 6, 1995, the Company entered into an amended employment agreement with Michael Krasnoff, the Company's Chief Executive Officer, in recognition of Mr. Krasnoff's leadership and services which have constituted a major factor in the growth and development of the Company (the 'Krasnoff Agreement'). The Krasnoff Agreement provides for Mr. Krasnoff's employment by the Company through December 31, 2005 at a minimum salary of $400,000 per year with cost of living increases. The Krasnoff Agreement also provides for a discretionary bonus as the Board of Directors may determine from time to time and the issuance of 400,000 shares of the Company's Common Stock. The Krasnoff Agreement also provides for the issuance to Mr. Krasnoff of options to purchase 250,000 shares of Common Stock at $2.63 per share. As of November 30, 1996, Mr. Krasnoff owed the Company the sum of $627,000.00 pursuant to the loan provisions of his employment agreement. The loan bears interest at the prime rate plus 1/2 of 1% per annum. In the event any sums are outstanding upon termination or expiration of the employment agreement, such sums shall be automatically converted to a five (5) year loan which shall be fully amortized over sixty (60) months.

     On October 6, 1995, the Company entered into an amended employment agreement with Reginald Spinello, the Company's Executive Vice President, which provides for a minimum salary of $200,000 per year and the issuance of 200,000 shares of Common Stock (the 'Spinello Agreement'). The agreement terminates in October 2002. The Spinello Agreement may be terminated by the Company, at its sole discretion, on ninety days notice at any time after October 5, 1996.

     On October 6, 1995, the Company entered into an employment agreement with Karine Hollander, as the Company's Comptroller, which provides for a minimum salary of $85,000 per year and the issuance of 50,000 shares of Common Stock (the 'Hollander Agreement'). The Hollander Agreement terminates in October 2000. The Hollander Agreement may be terminated by the Company, at its sole discretion, on ninety days notice at any time after October 5, 1996.

     On March 3, 1996, the Hollander Agreement was amended to appoint Ms. Hollander as the Company's Chief Financial Officer and to provide for a minimum salary of $110,000 per year.

LEGAL FEES

     For the year ended November 30, 1996, legal fees of approximately $129,000.00 were incurred for services from the law firm of Bernstein and Wasserman, LLP. For the year ended November 30, 1995, legal fees of approximately $178,000 were incurred for services from the same firm. The Company also issued 100,000 shares of its Common Stock in October 1995, in consideration for legal services. Hartley T. Bernstein, a partner in the firm, is a Director of the Company hereunder.

     In October 1995, the Company entered into a five (5) year employment agreement with Mr. Lulkin which provides for Mr. Lulkin to act as Vice President-Legal. The agreement provides for Mr. Lulkin to be paid a minimum salary of $100,000 per annum and for Mr. Lulkin to receive 100,000 shares of the Company's Common Stock.


                                PROPOSAL NO. 2:

                           RATIFICATION OF SELECTION
                         OF HOLTZ RUBENSTEIN & CO., LLP
                            AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Holtz Rubenstein & Co., LLP, independent certified public accountants, to audit the accounts for the Company for Fiscal 1997. The firm of Holtz Rubenstein & Co., LLP has previously audited the Company's financial statements. The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Holtz Rubenstein & Co., LLP to be well qualified for the function of serving as the Company's auditors. The New York Business Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Holtz Rubenstein & Co., LLP with the Company's financial and other affairs due to its previous service as auditors for the Company.

     One or more representatives of Holtz Rubenstein & Co., LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted 'FOR' the ratification of the selection by the Board of Directors of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants for Fiscal 1997.

                                 MISCELLANEOUS

REVOCATION OF PROXIES

     If the Annual Meeting is adjourned, for whatever reason, the matters shall be considered and voted upon by shareholders at the subsequent 'adjourned or postponed meeting', if any.

     You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 145 Ricefield Lane, Hauppauge, New York 11788. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

INCORPORATED BY REFERENCE


     The Company's Annual Report on Form 10-KSB for the year ended November 30, 1996 is attached hereto and is incorporated herein by reference.

ADDITIONAL AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

                            STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting must be received in writing, by the President of the Company at its offices by January 31, 1998, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                            By Order of the Board of Directors

                                                   Michael B. Krasnoff,
                                                         President

                                PDK LABS INC.
                                -------------

                      THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael B. Krasnoff and Ira Helman as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of PDK Labs Inc. (the "Company") held of record by the undersigned on June 10, 1997 at the Annual Meeting of Stockholders to be held at the Sheraton Smithtown, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788 on August 1, 1997 at 3:00 P.M. Eastern Daylight Savings Time, or at any adjournments thereof, as directed on the reverse, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

              (Continued, and to be signed on the reverse side)

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                                PDK LABS INC.

                                August 1, 1997

               Please Detach and Mail in the Envelope Provided

A /X/ Please mark your votes as indicated in this example.

1. Election of five (5) directors:

/ / VOTE FOR all nominees named at right (except        / / VOTE WITHHELD as to all             Nominees: Michael B. Krasnoff
    as marked to the contrary below)                        nominees named at right                       Stanley Krasnoff
                                                                                                          Ira Helman
VOTE FOR all nominees named at right except                                                               Hartley T. Bernstein
those who may be named on this line                                                                       Robin Marks-Kaufman

------------------------------------------------

2. Proposal to ratify appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants:
       FOR / /        AGAINST / /       ABSTAIN / /

3. To consider and transact such other business as may properly come before the Special Meeting or any adjournments thereof.


    In their discretion, the Proxies are authorized to vote upon such other Business as may properly come before the meeting.

    When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted 'FOR' Proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.


             ---------------------------------------------------
                                  Signature

             ---------------------------------------------------
                                Print Name(s)

             ---------------------------------------------------
                          Signature, if held jointly

                          Dated:              , 1997
                                 -------------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.